COVID-19 Mitigation Plan and Business Update Wednesday, April 15, 2020

Forward-Looking Statement Disclosure Certain of the matters and included in this presentation and the accompanying webcast that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “will,” “continue,” “plan,” “believe,” “focus,” “priorities,” “option,” “estimated,” “want,” “could," “strategy,” “expect,” “anticipate,” “may,” “future,” “uncertainty,” or similar expressions. Such forward-looking statements only speak as of the date of this presentation. You should not place undue reliance on these forward-looking statements. These statements are based on current expectations of future events. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made, including, but not limited to, the effects of COVID-19, including on the demand for consumer goods and services and levels of consumer confidence in the safety of visiting shopping centers as a result of COVID-19; the measures taken by federal, state and local government agencies and tenants in response to COVID-19, including mandatory business shutdowns and stay-at-home orders; the impact of the COVID-19 pandemic on our tenants and their ability to pay rent on time or at all, or to renew their leases and, in the case of non-renewal, the Company’s ability to re-lease the space at the same or more favorable terms; the length and severity of the COVID-19 pandemic in the United States; the pace of recovery following the COVID-19 pandemic; our ability to implement cost containment strategies; our ability to obtain loans under the CARES Act or similar state regulations; our ability to pay down, refinance, restructure, or extend our indebtedness as it becomes due; and the impact of COVID-19 on our business, results of operations, financial conditions, and liquidity. Additional important factors that could cause actual results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on March 11, 2020, as such factors may be updated from time to time in the Company’s periodic and/or current reports filed with the SEC, which are accessible on the SEC’s website at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. www.phillipsedison.com/investors 2

PECO Portfolio Overview As of March 31, 2020* 312 Properties ABR by Neighbor Industry Retail 23.0% 77.0% of ABR Services comes from 26.0% Restaurants service and 15.3% Grocery necessity-based Anchor businesses 35.7% ABR by Neighbor Type • 32.4 million square feet across 31 states • ABR from grocery-anchored properties: National & Regional 35.7% of ABR 97.0% Local 41.1% comes from 23.2% • Leased portfolio occupancy: 95.5% our grocery Grocery anchors • ABR from grocery, national & regional Anchor neighbors: 76.8% 35.7% www.phillipsedison.com/investors *Preliminary statistics include pro rata ownership through joint ventures. ABR = Annualized Base Rent 3

PECO Portfolio Neighbor Details As of March 31, 2020 by ABR Grocery 36% Dollar Stores 2% Essential Retail Pet Supply 2% & Services Banks 2% 51% Hardware / Auto 2% Medical 2% Other Essential 2% Wine, Beer & Liquor 1% Pharmacy 1% Entertainment 1% Office Supply 1% Fitness 3% Other Retail Restaurants & Services 15% Quick Service 9% 34% Soft Goods 13% Full Service 6% Services 17% Essential Retail represents businesses generally deemed essential under most state and local stay at home orders www.phillipsedison.com/investors ABR = Annualized Base Rent. Statistics reflect percentage of ABR, including pro rata ownership through our joint ventures 4

Strong Track Record of Delivering Stockholder Value

PHILLIPS EDISON & COMPANY

Cumulative Share Value + Distributions[1]

Our most recent estimated value per share plus cumulative cash distributions totals between **$15.21 per share** and **$17.36 per share**, depending on investment timing.



Total Cash Distributions Made to First Shares Purchased in Initial Offering
Total Cash Distributions Made to Last Shares Purchased in Initial Offering
Estimated Value per Share
$0.05
$0.70
$1.35
$2.02
$2.69
$0.54
$3.36
$1.21
$4.03
$1.88
$4.70
$2.55
$5.37
$3.22
$6.04
$3.89
$6.26
$4.11
$10.00 $10.00 $10.00 $10.00 $10.00 $10.20 $10.20 $11.00 $11.05 $11.10 $11.10
'10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 YTD
Total Distributions
Estimated Value per Share
$6.26
$4.11
$11.10
Total value between $15.21 and $17.36 per share

Distributions + Performance

- Total distributions for original PECO stockholders are between **$4.11/share and $6.26/share**, depending on timing of investment
- **Over $1.3 Billion** returned to stockholders in the form of monthly distributions[2]
- Our distribution paid April 1, 2020, marked 111 months of consecutive distributions
- Estimated value per share of $11.10 (as of our March 31, 2019 financials), up from the offering price of $10.00

1) Chart reflects cumulative distributions paid to stockholders who participated in the Phillips Edison Grocery Center REIT I, Inc. public offering.
2) Distributions are temporarily suspended due to the uncertainty around the COVID-19 pandemic. As of April 1, 2020, Phillips Edison & Company, Inc. and Phillips Edison Grocery Center REIT II, Inc. have paid a cumulative $1.3 billion in distributions

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Fully Integrated Operating Platform has Driven Strong Performance Same Center Net Operating FULLY INTEGRATED Three-year Averages PECO: 3.6% Peers3: 2.7% PLATFORM Income (NOI) Growth1,2 3.5% 3.7% 3.7% 3.0% 2.6% 2.5% 29 YEAR HISTORY OF GROCERY FOCUS AND STRONG GROWTH 2017 2018 2019 Core FFO Growth per Share1 Three-year Averages PECO: 4.9% Peers: (2.0)% FULLY-INTEGRATED OPERATING PLATFORM 9.8% 9.0% WITH 100% IN-HOUSE Asset sales and debt CAPABILITIES, reduction are primary drivers 0.5% for decline in 2019 INCLUDING LEASING AND PORTFOLIO (2.0%) (4.1%) MANAGEMENT (4.5%) 2017 2018 2019 Renewal Spreads4 Three-year Averages PECO: 9.5% Peers: 6.9% VETERAN EXECUTIVE MANAGEMENT TEAM 13.3% WITH AVERAGE OF 27 8.5% 7.7% 6.7% 7.4% YEARS EXPERIENCE WITH 5.6% AVERAGE 14 YEARS AT PECO 2017 2018 2019 1) See Non-GAAP Reconciliations at the end of this presentation. 3) 12/31/19 SEC Filings. Peers: REG, BRX, KIMCO, WRI, RPAI, ROIC, KRG, www.phillipsedison.com/investors 2) 2017 – 2019 Same-Center NOI is Pro Forma, reflecting the impact of RPT, CDR 6 transactions that took place in 2017 and 2018. 4) Renewal spread represents cash spread renewal leases each year

COVID-19’s Impact on Shopping Centers • Unprecedented situation - mandatory closures Statewide Stay-at-home have created tremendous uncertainty for retail Orders businesses, particularly small businesses. • Our grocery anchors are seeing remarkable foot 3 additional states have enacted stay- 42 traffic and sales. March 2020 sales: at-home orders in part of the state3 • Kroger: Identical-store sales up 30%1 • Walmart: Total sales up 20%2 30 • Stay-at-home mandates3: • 42 states – state-wide 21 • 3 states – partial (certain cities/counties) • 316 million Americans ordered to stay at home 9 March 23 March 26 March 30 April 13 1) Public Filings www.phillipsedison.com/investors 2) Wall Street Journal, April 3, 2020 7 3) NY Times, See Which States and Cities Have Told Residents to Stay at Home

COVID-19’s Impact on PECO • Our non-grocery neighbors have been severely impacted • As of April 13, 2020*: • 36% of neighbors closed temporarily • 25% of our total ABR • 20% of our total GLA • 1,850 rent relief requests out of 5,550 total neighbors (33%) • Collected 70% of April 2020 rent • Equity values of our publicly traded peers have been severely impacted1: • Average YTD decrease: 49% • Average discount to NAV: 52% • We expect to update our estimated value per share as of March 31, 2020, to be announced in May 2020 • We believe this current environment will have an adverse effect on our valuation www.phillipsedison.com/investors *Statistics are approximate and include our pro rata ownership through joint ventures. ABR = Annualized Base Rent 8 GLA = Gross Leasable Area. 1) SNL Financial, as of April 13, 2020. Peers: REG, BRX, KIMCO, WRI, RPAI, ROIC, KRG, RPT

Working with our Neighbors Many of our inline and small shop neighbors are faced with mandated or voluntary closures and great uncertainty • We are working with our neighbors to fully understand their current financial position to ensure they are aware of and understand the available assistance programs: • Contacting every neighbor to discuss their business and future plans • PECO task force dedicated to understanding the CARES Act and SBA programs that may help our neighbors • Created a resource page on our website • Open channel of communications with neighbors via our proprietary communications platform – DashComm www.phillipsedison.com/investors 9

Business Continuity Taking care of our associates so we can take care of our neighbors We are fully operational as a remote workforce IT infrastructure enabled us to fully deploy our workforce remotely • Cloud-based software systems • Microsoft video conference technology Communications team working diligently to connect associates through: • Weekly townhall meetings • Twice-weekly internal emails • Associate resources page available on our intranet We have applied for a Payroll Protection Program loan available through the CARES Act www.phillipsedison.com/investors 10

PECO’s Response PECO has taken the following steps to maximize its financial flexibility and preserve cash given the uncertainty and fluidity of the COVID-19 pandemic: 1. Expense reductions have been implemented at the property and corporate levels. 2. Capital projects are being delayed to the extent possible. 3. We drew $200 million on our $500 million revolving credit facility. 4. Monthly distributions have been temporarily suspended. 5. The Share Repurchase Program for DDI (death, qualifying disability or determination of incompetence) has been temporarily suspended. The Share Repurchase Program for standard requests remains suspended. We expect to reevaluate distributions and share repurchases once the pandemic has stabilized and we are able to fully assess the impact of COVID-19 on our business. www.phillipsedison.com/investors 11

Alignment with Stockholders • Compensation for PECO’s chief executive officer and executive management team is highly incentive based • 83% of CEO compensation and 65% of other executive officers’ compensation is based on Company performance; as such, we believe this pandemic will have a negative impact on executive compensation • The distribution suspension affects executives as well (Company’s largest stockholder at ~8% combined) • In 2017, we merged with our external advisor to become a fully internally-managed REIT • No asset management fees, or any other management fees, are being paid to a third party www.phillipsedison.com/investors 12

Debt and Liquidity Profile • Our delevering strategy has given us flexibility and optionality • Revolving credit facility, maturing in October 2021, has extension options to October 2022 • Strong cash and liquidity position bolstered by recent draw on revolving credit facility • We have approximately $210 million in cash and approximately $250 million available on our revolving line of credit (as of April 1, 2020) • Solid relationships with lenders and maintaining continuous dialogue in this environment • We are in compliance with our debt covenants • No material maturities until 2022 Debt Maturity Profile As of April 1, 2020 Secured Property Debt $800M Unsecured Term Loans Assumes Line of Credit $600M revolver extension exercised $400M $200M $0M Cash 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 Thereafter Balance www.phillipsedison.com/investors 13

Summary • Our strong performance and the execution of our strategic plans have improved our ability to handle this unprecedented situation • Best-in-class grocery anchored shopping center operators with 29 years of experience • Our investment thesis of owning well-located shopping centers anchored by leading grocers has resulted in strong historical performance • Immediate focus is to preserve cash as the duration and impact of COVID-19 on our neighbors remains uncertain • We are seeking to preserve cash to be positioned to capitalize on potential future growth opportunities • We are working relentlessly to protect PECO and the long-term value of our stockholders’ investment www.phillipsedison.com/investors 14

Investor Operations • April 1, 2020: Monthly distributions were paid at the annualized rate of $0.67 per share • 100% distributions were paid in cash • Dividend Reinvestment Program (“DRP”) suspended – no reinvestments took place • Investors in the DRP will automatically reinvest future distributions once reinstated – no need to submit paperwork • Monthly distributions are temporarily suspended • For the latest updates, visit: www.phillipsedison.com/investors www.phillipsedison.com/investors 15

Question and Answer Session If you are logged in to the webcast presentation you can submit a question by typing it into the text box and clicking “Submit Question”. www.phillipsedison.com/investors 16

For More Information: InvestorRelations@PhillipsEdison.com www.phillipsedison.com/investors Investors and NIGO Servicing: (888) 518-8073 Phillips Edison Advisor Services: (833) 347-5717

Non-GAAP Reconciliations Same-Center Net Operating Income (“NOI”) We present Pro Forma Same-Center NOI as a supplemental measure of our performance. We define NOI as total operating revenues, adjusted to exclude non-cash revenue items, less property operating expenses and real estate taxes. Same-center NOI represents the NOI for the properties that were wholly-owned and operational for the entire portion of both comparable reporting periods. For purposes of evaluating Same-Center NOI on a comparative basis, and in light of the Phillips Edison Limited Partnership (“PELP”) transaction on October 4, 2017, and Merger with REIT II on November 16, 2018, we are presenting Same-Center NOI on a pro forma basis as if each transaction had occurred on January 1st of the earliest comparable reporting period prior to their respective acquisition dates. We believe Pro Forma Same- Center NOI provides useful information to our investors about our financial and operating performance because it provides a performance measure of the revenues and expenses directly involved in owning and operating real estate assets and provides a perspective not immediately apparent from net income (loss). Because Pro Forma Same-Center NOI excludes the change in NOI from properties acquired or disposed after December 31st of the year prior to the earliest comparable reporting period, it highlights operating trends such as occupancy levels, rental rates, and operating costs on properties that were operational for both comparable periods. Other REITs may use different methodologies for calculating Pro Forma Same- Center NOI, and accordingly, our Pro Forma Same-Center NOI may not be comparable to other REITs. Pro Forma Same-Center NOI should not be viewed as an alternative measure of our financial performance because it does not reflect the operations of our entire portfolio, nor does it reflect the impact of general and administrative expenses, depreciation and amortization, interest expense, other income (expense), or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties that could materially impact our results from operations. www.phillipsedison.com/investors 18

Non-GAAP Reconciliations Below is a reconciliation of Net (Loss) Income to NOI for real estate investments and Pro Forma Same-Center NOI for the years ended December 31, 2019 and 2018 (dollars in thousands): 2019 2018 Change $ Change % Net (loss) income $ (72,826) $ 46,975 Adjusted to exclude: Fees and management income (11,680) (32,926) Straight-line rental income (9,079) (5,173) Net amortization of above- and below-market leases (4,185) (3,949) Lease buyout income (1,166) (519) General and administrative expenses 48,525 50,412 Depreciation and amortization 236,870 191,283 Impairment of real estate assets 87,393 40,782 Interest expense, net 103,174 72,642 Gain on sale or contribution of property, net (28,170) (109,300) Other 676 4,720 Property operating expenses related to fees and management income 6,264 17,503 NOI for real estate investments 355,796 272,450 Less: Non-same-center NOI(1) (16,175) (44,194) NOI from same-center properties acquired in the merger with REIT II, prior to acquisition(2) — 99,387 Total Pro Forma Same-Center NOI $ 339,621 $ 327,643 $ 11,978 3.7% 1) Includes operating revenues and expenses from non-same-center properties which includes properties acquired, sold, or contributed, and corporate activities. 2) Includes REIT II Same-Center NOI for non-ownership periods. www.phillipsedison.com/investors 19

Non-GAAP Reconciliations Below is a reconciliation of Net Income (Loss) to NOI for real estate investments and Pro Forma Same-Center NOI for the years ended December 31, 2018 and 2017 (dollars in thousands): 2018 2017 Change $ Change % Net income (loss) $ 46,975 $ (41,718) Adjusted to exclude: Fees and management income (32,926) (8,156) Straight-line rental income (5,173) (3,766) Net amortization of above- and below-market leases (3,949) (1,984) Lease buyout income (519) (1,321) General and administrative expenses 50,412 36,878 Transaction expenses 3,331 15,713 Vesting of Class B units — 24,037 Termination of affiliate arrangements — 5,454 Depreciation and amortization 191,283 130,671 Impairment of real estate assets 40,782 — Interest expense, net 72,642 45,661 Gain on sale or contribution of property, net (109,300) (1,760) Other 1,389 (881) Property operating expenses related to fees and management income 17,503 5,579 NOI for real estate investments 272,450 204,407 Less: Non-same-center NOI(1) (35,456) (27,286) NOI prior to October 4, 2017, from same-center properties acquired in the PELP transaction(2) — 38,354 NOI prior to November 16, 2018, from same-center properties acquired in the merger with REIT II(3) 88,463 98,392 Total Pro Forma Same-Center NOI $ 325,457 $ 313,867 $ 11,590 3.7% 1) Includes operating revenues and expenses from non-same-center properties which 2) Includes PELP Same-Center NOI for non-ownership periods. includes properties acquired, sold, or contributed, and corporate activities. 3) Includes REIT II Same-Center NOI for non-ownership periods. www.phillipsedison.com/investors 20

Non-GAAP Reconciliations Below is a reconciliation of Net (Loss) Income to NOI for real estate investments and Pro Forma Same-Center NOI for the years ended December 31, 2017 and 2016 (dollars in thousands): 2017 2016 Change $ Change % Net (loss) income $ (41,718) $ 9,043 Adjusted to exclude: Fees and management income (8,156) — Straight-line rental income (3,766) (3,512) Net amortization of above- and below-market leases (1,984) (1,208) Lease buyout income (1,321) (583) General and administrative expenses 36,878 31,804 Transaction expenses 15,713 — Vesting of Class B units 24,037 — Termination of affiliate arrangements 5,454 — Acquisition expenses — 5,803 Depreciation and amortization 130,671 106,095 Interest expense, net 45,661 32,458 Gain on sale or contribution of property, net (1,760) — Other (881) (5,990) Property operating expenses related to fees and management income 5,579 — NOI for real estate investments 204,407 173,910 Less: Non-same-center NOI(1) (34,331) (20,015) NOI prior to October 4, 2017, from same-center properties acquired in the PELP transaction(2) 34,756 44,061 Total Pro Forma Same-Center NOI $ 204,832 $ 197,956 $ 6,876 3.5% 1) Includes operating revenues and expenses from non-same-center properties which includes properties acquired, sold, or contributed, and corporate activities. 2) Includes PELP Same-Center NOI for non-ownership periods. www.phillipsedison.com/investors 21

Non-GAAP Reconciliations Funds from Operations (“FFO”) and Core FFO FFO is a non-GAAP performance financial measure that is widely recognized as a measure of REIT operating performance. The National Association of Real Estate Investment Trusts (“Nareit”) defines FFO as net income (loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property and gains (or losses) from change in control, plus depreciation and amortization, and after adjustments for impairment losses on real estate and impairments of in-substance real estate investments in investees that are driven by measurable decreases in the fair value of the depreciable real estate held by the unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. We calculate FFO Attributable to Stockholders and Convertible Noncontrolling Interests in a manner consistent with the Nareit definition, with an additional adjustment made for noncontrolling interests that are not convertible into common stock. Core FFO is an additional performance financial measure used by us as FFO includes certain non-comparable items that affect our performance over time. We believe that Core FFO is helpful in assisting management and investors with the assessment of the sustainability of operating performance in future periods. We believe it is more reflective of our core operating performance and provides an additional measure to compare our performance across reporting periods on a consistent basis by excluding items that may cause short-term fluctuations in net income (loss). To arrive at Core FFO, we adjust FFO attributable to stockholders and convertible noncontrolling interests to exclude certain recurring and non-recurring items including, but not limited to, depreciation and amortization of corporate assets, gains or losses on the extinguishment or modification of debt, transaction and acquisition expenses, and amortization of unconsolidated joint venture basis differences. FFO, FFO Attributable to Stockholders and Convertible Noncontrolling Interests, and Core FFO should not be considered alternatives to net income (loss) or income (loss) from continuing operations under GAAP, as an indication of our liquidity, nor as an indication of funds available to cover our cash needs, including our ability to fund distributions. Core FFO may not be a useful measure of the impact of long-term operating performance on value if we do not continue to operate our business plan in the manner currently contemplated. Accordingly, FFO, FFO Attributable to Stockholders and Convertible Noncontrolling Interests, and Core FFO should be reviewed in connection with other GAAP measurements, and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. Our FFO, FFO Attributable to Stockholders and Convertible Noncontrolling Interests, and Core FFO, as presented, may not be comparable to amounts calculated by other REITs. www.phillipsedison.com/investors 22

Non-GAAP Reconciliations

PHILLIPS EDISON & COMPANY

The table below presents our calculation of FFO, FFO Attributable to Stockholders and Convertible Noncontrolling Interests, and Core FFO and provides additional information related to our operations (in thousands, except per share amounts):

	Year Ended December 31,			
(in thousands, except per share amounts)	2019	2018[1]	2017[1]	2016[1]
Calculation of FFO Attributable to Stockholders and Convertible Noncontrolling Interests				
Net (loss) income	$ (72,826)	$ 46,975	$ (41,718)	$ 9,043
Adjustments:				
Depreciation and amortization of real estate assets	231,023	177,504	127,771	106,095
Impairment of real estate assets	87,393	40,782	—	—
Gain on sale or contribution of property, net	(28,170)	(109,300)	(1,760)	(4,732)
Adjustments related to unconsolidated joint ventures	(128)	560	—	—
FFO attributable to the Company	217,292	156,521	84,293	110,406
Adjustments attributable to noncontrolling interests not convertible into common stock	(282)	(299)	(143)	—
FFO attributable to stockholders and convertible noncontrolling interests	$ 217,010	$ 156,222	$ 84,150	$ 110,406
Calculation of Core FFO				
FFO attributable to stockholders and convertible noncontrolling interests	$ 217,010	$ 156,222	$ 84,150	$ 110,406
Adjustments:				
Depreciation and amortization of corporate assets	5,847	13,779	2,900	—
Change in fair value of earn-out liability and derivatives	(7,500)	2,393	(201)	(1,510)
Other impairment charges	9,661	—	—	—
Amortization of unconsolidated joint venture basis differences	2,854	167	—	—
Loss (gain) on extinguishment or modification of debt, net	2,238	(93)	(572)	(63)
Transaction and acquisition expenses	598	3,426	16,243	5,803
Noncash vesting of Class B units and termination of affiliate arrangements	—	—	29,491	—
Other	158	232	—	—
Core FFO	$ 230,866	$ 176,126	$ 132,011	$ 114,636
FFO Attributable to Stockholders and Convertible Noncontrolling Interests/Core FFO per share				
Weighted-average common shares outstanding - diluted[2]	327,510	241,367	196,506	186,665
Core FFO per share - diluted	$ 0.70	$ 0.73	$ 0.67	$ 0.61
Core FFO per share $ (decline) growth	$ (0.03)	$ 0.06	$ 0.06	NA
Core FFO per share % (decline) growth	(4.1)%	9.0%	9.8%	NA

1) Certain prior period amounts have been restated to conform with current year presentation.
2) Restricted stock awards were dilutive to FFO Attributable to Stockholders and Convertible Noncontrolling Interests and Core FFO for the years ended December 31, 2019, 2018, 2017, and 2016, and, accordingly, were included in the weighted-average common shares used to calculate diluted FFO Attributable to Stockholders and Convertible Noncontrolling Interests/Core FFO per share.

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